UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Broadway
New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 536-2842

Registrant’s Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Share Sale and Purchase Agreement

On January 31, 2017, Take-Two Interactive Software, Inc. a Delaware corporation (the “Company”), and Take-Two Invest Espana, S.L., a company organized under the laws of Spain and a wholly-owned, indirect subsidiary of the Company (“Buyer”), entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”) with Andres Bou Ortiz, Horacio Martos Borja, Marc Canaleta Caupena, (the “Founding Sellers”) and the other sellers named therein (the “Investor Sellers” and, together with the Founding Sellers, the “Sellers”), pursuant to which the Company acquired on such date 100% of the outstanding equity interests in Social Point, S.L., a limited liability company (sociedad de responsabilidad limitada), duly organized and existing under the laws of Spain (“Social Point”) for initial upfront consideration of approximately $175 million in cash and 1,480,168 unregistered shares of common stock of the Company, par value $0.01 per share (the “Parent Common Stock”), calculated by dividing $75 million by the average closing price per share of the Parent Common Stock on the Nasdaq Global Select Market during the thirty trading day period ending on January 26, 2017, subject to a post-closing net working capital adjustment to be resolved entirely in cash.

Pursuant to the terms of the Purchase Agreement, the Founding Sellers may receive additional earn-out payments based upon the achievement of certain performance measures by Social Point over the 12 and 24 month periods following the closing. The maximum aggregate amount of the earn-out eligible to be paid under the Purchase Agreement is capped at $25.9 million, to be paid in a mix of cash and shares of Parent Common Stock. The Company has guaranteed the obligations of Buyer under the Purchase Agreement.

Pursuant to the terms of the Purchase Agreement, the shares of Parent Common Stock issued to the Investor Sellers at closing are, subject to certain exceptions, subject to transfer restrictions phasing out by April 1, 2017.

Pursuant to the terms of the Purchase Agreement, the shares of Parent Common Stock issued to the Founding Sellers at closing may not, subject to certain exceptions, be transferred for a period of three years following the closing date and such shares are subject to forfeiture for no consideration to a wholly-owned, indirect subsidiary of the Company in the event that: (i) for any Founding Seller during such three-year period, if such Founding Seller ceases to remain employed by the Company, and (ii) for all Founding Sellers at the end of the three-year period, if less than two of the three Founding Sellers remain employed by the Company, for reasons resulting in such Founding Seller(s) being deemed to be a “Bad Leaver” pursuant to the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties as well as various covenants by the Company, Buyer and the Sellers, including, among others, an agreement by certain Sellers not to solicit Social Point employees and a non-competition agreement by the Founding Sellers, in each case subject to certain limitations and exceptions.

The Purchase Agreement includes customary indemnification provisions, including an indemnity from the Sellers for breaches of representations, warranties and covenants and in respect of certain specified liabilities.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated by reference herein. The Purchase Agreement has been included to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Social Point or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties of each of the Company and Buyer, on the one hand, and the Sellers and Social Point, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the Company and Buyer, on the one hand, and the Sellers, on the other hand. Accordingly, investors and securityholders should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts or condition of the Company, Buyer, Social Point or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Registration Rights Agreement

Concurrently with the entry into the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of the date of the Purchase Agreement, with the Sellers, pursuant to which each Seller is entitled to certain resale registration rights under a resale registration statement with respect to the shares of Parent Common Stock it acquired pursuant to the Purchase Agreement, in each case, subject to certain limitations. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.01 by this reference.

Item 3.02 Unregistered Sales of Equity Securities

On January 31, 2017, Take-Two Holdings III LLC, an indirect, wholly-owned subsidiary of the Company (“TTH”), sold 1,480,168 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as partial consideration for the acquisition all of the outstanding equity interests of Social Point, S.L. owned by the Sellers, pursuant to the transactions described under Item 1.01 of this Current Report on Form 8-K.  The sale of the Common Stock by TTH to the Sellers (as well as the accompanying sale of the shares from the Company to TTH at fair market value) was exempt from registration under the Securities Act of 1933, as amended, and the rules promulgated thereunder, pursuant to an applicable exemption thereunder.

Item 1.01 of this Current Report on Form 8-K contains a more detailed description of the Purchase Agreement and the transactions contemplated thereby. The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.02 by this reference.

Item 7.01 Regulation FD Disclosure.

On February 1, 2017, the Company issued a press release announcing the entry into the Share Purchase Agreement and consummation of the transactions contemplated thereby, as described above under Items 1.01 and 2.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.  The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01              Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by this Item are not being filed with this Current Report on Form 8-K. Such financial statements will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro-Forma Financial Information

The pro forma financial information required by this Item is not being filed with this Current Report on Form 8-K. Such pro forma financial information will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

2.1

Share Sale and Purchase Agreement, dated January 31, 2017, by and among Take-Two Interactive Software, Inc., Take-Two Invest Espana, S.L., Andres Bou Ortiz, Horacio Martos Borja, Marc Canaleta Caupena, Voladuras Hinojo, S.L., Nauta Tech Invest III, S.C.R., S.A., Bilbao Vizcaya Holding, S.A., La Banque Postale Innovation 11 FCPI, Capital Croissance 4, Objectif Innovation Patrimoine 4 FCPI, Strategie PME 2011 FCPI, Idinvest Patrimoine FCPI, Allianz Eco Innovation 3 FCPI, Objectif Innovation 5 FCPI, Idinvest Crossance FCPI, SG Innovation 2011 FCPI, Allianz Eco Innovation 2 FCPI, Objectif Innovation 4 FCPI, Idinvest Flexible 2016 FCPI, Capital Croissance 5 FCPI, Objectif Innovation Patrimoine 5 FCPI, Idinvest Patrimoine 2 FCPI, Objectif Innovation Patrimoine 6 FCPI, Idinvest Patrimoine 3 FCPI, Greylock Israel Investment Vehicle in Social Point, LTD, and HCPESP, S.a.r.l. †

10.1

Registration Rights Agreement, dated January 31, 2017, by and among Take-Two Interactive Software, Inc, Andres Bou Ortiz, Horacio Martos Borja, Marc Canaleta Caupena, Voladuras Hinojo, S.L., Nauta Tech Invest III, S.C.R., S.A., Bilbao Vizcaya Holding, S.A., La Banque Postale Innovation 11 FCPI, Capital Croissance 4, Object if Innovation Patrimoine 4 FCPI, Strategie PME 2011 FCPI, Idinvest Patrimoine FCPI, Allianz Eco Innovation 3 FCPI, Objectif Innovation 5 FCPI, Idinvest Crossance FCPI, SG Innovation 2011 FCPI, Allianz Eco Innovation 2 FCPI, Objectif Innovation 4 FCPI, Idinvest Flexible 2016 FCPI, Capital Croissance 5 FCPI, Objectif Innovation Patrimoine 5 FCPI, Idinvest Patrimoine 2 FCPI, Objectif Innovation Patrimoine 6 FCPI, Idinvest Patrimoine 3 FCPI, Greylock Israel Investment Vehicle in Social Point, LTD, and HCPESP, S.a.r.l.

99.1	Take-Two Interactive Software, Inc., Press Release, dated February 1, 2017.

† Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew K. Breitman
	Name:	Matthew K. Breitman
	Title:	Senior Vice President, Deputy General Counsel & Corporate Secretary
Date: February 3, 2017

EXHIBIT INDEX

Exhibit	Description

2.1

Share Sale and Purchase Agreement, dated January 31, 2017, by and among Take-Two Interactive Software, Inc., Take-Two Invest Espana, S.L., Andres Bou Ortiz, Horacio Martos Borja, Marc Canaleta Caupena, Voladuras Hinojo, S.L., Nauta Tech Invest III, S.C.R., S.A., Bilbao Vizcaya Holding, S.A., La Banque Postale Innovation 11 FCPI, Capital Croissance 4, Objectif Innovation Patrimoine 4 FCPI, Strategie PME 2011 FCPI, Idinvest Patrimoine FCPI, Allianz Eco Innovation 3 FCPI, Objectif Innovation 5 FCPI, Idinvest Crossance FCPI, SG Innovation 2011 FCPI, Allianz Eco Innovation 2 FCPI, Objectif Innovation 4 FCPI, Idinvest Flexible 2016 FCPI, Capital Croissance 5 FCPI, Objectif Innovation Patrimoine 5 FCPI, Idinvest Patrimoine 2 FCPI, Objectif Innovation Patrimoine 6 FCPI, Idinvest Patrimoine 3 FCPI, Greylock Israel Investment Vehicle in Social Point, LTD, and HCPESP, S.a.r.l. †

10.1

Registration Rights Agreement, dated January 31, 2017, by and among Take-Two Interactive Software, Inc, Andres Bou Ortiz, Horacio Martos Borja, Marc Canaleta Caupena, Voladuras Hinojo, S.L., Nauta Tech Invest III, S.C.R., S.A., Bilbao Vizcaya Holding, S.A., La Banque Postale Innovation 11 FCPI, Capital Croissance 4, Objectif Innovation Patrimoine 4 FCPI, Strategie PME 2011 FCPI, Idinvest Patrimoine FCPI, Allianz Eco Innovation 3 FCPI, Objectif Innovation 5 FCPI, Idinvest Crossance FCPI, SG Innovation 2011 FCPI, Allianz Eco Innovation 2 FCPI, Objectif Innovation 4 FCPI, Idinvest Flexible 2016 FCPI, Capital Croissance 5 FCPI, Objectif Innovation Patrimoine 5 FCPI, Idinvest Patrimoine 2 FCPI, Objectif Innovation Patrimoine 6 FCPI, Idinvest Patrimoine 3 FCPI, Greylock Israel Investment Vehicle in Social Point, LTD, and HCPESP, S.a.r.l.

99.1	Take-Two Interactive Software, Inc., Press Release, dated February 1, 2017.

† Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.